Contents of Significant Accounts - Inventories, Net (Detail) $ in Thousands, $ in Thousands	Dec. 31, 2024 TWD ($)	Dec. 31, 2024 USD ($)	Dec. 31, 2023 TWD ($)
Classes Of Inventories [Abstract]
Raw materials	$ 10,731,866		$ 10,995,569
Supplies and spare parts	6,238,353		6,443,172
Work in process	16,051,506		15,560,517
Finished goods	2,760,739		2,713,300
Total	$ 35,782,464	$ 1,091,261	$ 35,712,558